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                                                                   EXHIBIT 10(b)

             Schedule of Certain Executive Officers who are Parties to the Individual Grantor Trust Participation Agreements in the Form Attached
         as Exhibit 10(a) to the Company's Quarterly Report on Form 10-Q
                     For the Period Ended September 30, 2003

Christopher M. Connor
Joseph M. Scaminace
John L. Ault
Sean P. Hennessy
Thomas E. Hopkins
John G. Morikis
Ronald P. Nandor
Thomas W. Seitz
Louis E. Stellato
Alexander Zalesky